                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.   20549

                                      FORM 8-K

                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 or 15(d)

                       OF THE SECURITIES EXCHANGE ACT OF 1934





       Date of report (Date of earliest event reported):   NOVEMBER 19, 1998
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                       FIRST BANK CORPORATE CARD MASTER TRUST
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               (Exact name of registrant as specified in its charter)


     UNITED STATES              000-22781           41-1881896
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(State or other jurisdiction  (Commission         (I.R.S. Employer
   of Incorporation)           File Number)       Identification No.)


            4325 17TH AVENUE S.W. FARGO, NORTH DAKOTA           58103
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              (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code:     701-461-3468
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                                  (NOT APPLICABLE)
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           (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

     Pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1997 (the "Agreement"), among U.S. Bank National Association ND, as Transferor, U.S. Bank Card Services, Inc., as Servicer, and Citibank, N.A., as Trustee on behalf of the Certificateholders of the First Bank Corporate Card Master Trust, as supplemented by the Series 1997-1 Supplement thereto, dated as of February 27, 1997, the Servicer has prepared and delivered to the Trustee the monthly servicer's certificate with respect to the Interest Payment Date of November 16, 1998, which monthly servicer's certificate is attached hereto as Exhibit 99.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c.) Exhibits (filed herewith)

          Exhibit 99     Monthly Servicer's Certificate dated November 10, 1998.



                                     SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST BANK CORPORATE CARD MASTER TRUST
                                          By U.S. BANK NATIONAL ASSOCIATION
                                          ND, as Originator

                                          By  /s/ David P. Grandstrand
                                              -----------------------------
                                              David P. Grandstrand
                                              Senior Vice President & Treasurer




DATE:  November 19, 1998
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